SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 4, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------

               (Exact Name of Registrant as specified in charter)

   Delaware                          0-16936                      33-0123045
 -----------------------------------------------------------------------------
 (State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


       200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey     08638
   ----------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700

                                 not applicable
                                 --------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On September 4, 2008, Robert A. Gunther, Senior Vice President and General Counsel of WorldWater & Solar Technologies Corp. (the "Company") was awarded options to purchase 300,000 shares of the Company's common stock at a purchase price of $0.46 per share under the Company's 1999 Incentive Stock Option Plan. The options granted to Mr. Gunther have a ten year term.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER & SOLAR TECHNOLOGIES CORP.


By:  /s/ Frank W. Smith
----------------------------------------------------
     Frank W. Smith
     Chief Executive Officer